Semiannual Report



         EQUITY
         MARKET
         INDEX FUNDS

         June 30,1999














[LOGO OF T. ROWE PRICE APPEARS HERE]
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     REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
     Equity Market Index Funds

 .    The equity markets posted very good results overall, with strong performance extending to smaller companies and value-oriented stocks toward the end of the period.

 .    The Equity Index 500 Fund stayed on pace with the outstanding gains of the past four years.

 .    The Total Equity Market Index Fund performed well, benefiting alternately from its large-cap and small-cap components.

 .    The Extended Equity Market Index Fund's double-digit return derived completely from second quarter gains.

 .    Just as some active managers would benefit from an extended shift to smaller companies, index funds with small- and mid-cap exposure might also benefit.

FELLOW SHAREHOLDERS

The first half of 1999 saw a significant shift in investor sentiment. Stability returned to Asia and to other foreign economies, and the U.S. economy thrived, encouraging investors to look beyond the large growth stocks they had been favoring. The equity markets posted very good results overall, with excellent performance extending to smaller companies and value-oriented stocks toward the end of the period.

MARKET ENVIRONMENT

After many quarters of dominating the domestic equity markets, very large growth stocks took a breather in the spring of 1999 as investors shifted their attention to undervalued small-cap and value stocks. Investors had long favored large growth companies for their ability to sustain earnings during a period of significant global economic weakness. In April, however, Asia showed some signs of revival and the European Central Bank took steps to stimulate Europe's economy. Moreover, the U.S. economy remained surprisingly strong, with GDP growth running well ahead of projections and consumer spending at high levels. Against this backdrop, investors appeared more comfortable looking for opportunities beyond the pricey blue chip market, especially among smaller companies and cyclical firms that tend to benefit from economic growth.

As a result, positive returns this half have been much more broad-based than in recent periods. Even so, the Standard & Poor's 500 Stock Index still managed to turn in a healthy 12.38% return for the first half of 1999. The small- and mid-cap dominated Wilshire 4500 returned a strong 11.35% during the half, but unlike the S&P 500, all of the Wilshire 4500's returns came in

---------------------------------
WILSHIRE 5000 RETURNS BY SECTOR
--------------------------------------------------------------------------------

Periods Ended 6/30/99                        6 Months            12 Months
--------------------------------------------------------------------------------
Basic Materials                                19.2%                3.6%
Business Services                               7.3               - 4.0
Consumer Discretionary                         15.2                19.1
Consumer Nondurables                          - 4.9               - 6.9
Durable Goods                                   4.5               - 3.3
Energy                                         20.3                 7.7
Financial                                      10.7                 3.2
Health Care                                   - 1.0                 9.9
Industrial                                     15.4                14.6
Miscellaneous                                 - 3.1              - 15.2
Retail                                         10.9                28.2
Technology                                     23.6                56.6
Telecommunications                             18.4                45.6
Transportation                                 10.1                 1.3
Utilities                                     - 4.4                 3.1

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the second quarter. The performance of the Wilshire 5000, an index that closely approximates a combination of the S&P 500 and the Wilshire 4500, naturally split the difference between these indices, earning 11.87%.

Many areas of the market performed well. Technology stocks were once again at the top of the Wilshire 5000 Returns breakdown, though the sector's leaders changed. Software and information services companies drove the rally during the first quarter but lagged the sector in the second as equipment makers took the lead. Former high-fliers, such as Microsoft and America Online, were weak once the market rotated in April, while companies like IBM and Lucent as well as a host of small- and mid-cap firms performed well. The Internet stocks also continued an amazing run that started at the technology market's bottom in early October 1998. While these issues cooled off quite a bit in the second quarter, many can still boast exceptional returns year-to-date.

Basic materials stocks also advanced during the half on optimism regarding the U.S. economy. (In fact, during the past quarter, the trend toward economically sensitive stocks was even more pronounced, as capital equipment and industrial shares were solid performers.) Drug stocks, which had been market darlings in recent years, did poorly. They suffered especially tough losses in April, when Pfizer lowered its earnings estimates and analysts noted that the large drug companies would have a difficult time maintaining double-digit growth rates going forward.

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INFORMATION ON YEAR-END DISTRIBUTIONS
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To help you with tax planning, we try to give you a good idea of the per-share income and capital gain amounts our funds may distribute near year-end. In late October, we will provide estimates of these amounts, which will be paid on December 16, 1999, to shareholders of record on December 14. These preliminary numbers will be included in The Price Report mailing to shareholders in late October and will also be available on our Web site-www.troweprice.com. We hope that these preliminary numbers will be useful to you in approximating the income and capital gains taxes you may pay on distributions to taxable accounts.

If your fund distributed any capital gains earlier in 1999, you can find the amounts on your statements and should include them in your tax planning calculations. Please keep in mind that the numbers are not final and are likely to be revised before the December 14 declaration and record date.As the fall progresses, you may want to check our Web site for revisions.

If you would like information on tax matters relating to mutual funds, please visit our Web site to download our Insights report, Tax Information for Mutual Fund Investors, or call 1-800-225-5132 to request a copy.


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----------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                      Extended
                                Equity        Total Equity              Equity
As of 6/30/99                Index 500        Market Index        Market Index
--------------------------------------------------------------------------------
Market Cap
(Investment
Weighted Median)         $70.3 billion       $33.7 billion        $2.2 billion

Earnings Growth
Rate Estimated
Next 5 Years*                    13.4%               13.7%               17.3%

P/E Ratio (Based
on Next 12 Months'
Estimated Earnings)              27.9X              27.1X                20.7X

*Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

Despite strong returns, the markets were frequently rattled by economic data releases, as investors worried that U.S. growth, which had been so good for stocks, might bring about inflation and higher interest rates. Market behavior during the half was in keeping with a recent pattern, wherein stocks race upward on positive corporate or economic news, then sag as investors await the next round of announcements.

[EQUITY INDEX 500 FUND]

Even though investors broadened their focus in the year's second quarter, the Equity Index 500 Fund nonetheless had a strong six-month total return of 12.17%. That result contributed to a superb 12-month return of 22.50%. These results closely tracked the S&P 500 but, as is usually the case, the fund's operating and management expenses caused it to trail the benchmark slightly.

The S&P 500's performance continued to be impressive. Its 12.38% return for the half year was well above the historical average return for stocks (generally placed at about 10% to 12% per year) but in line with the tremendous gains of recent years. In the second quarter, sectors of the S&P 500 that had been virtually forgotten -- more value-oriented stocks and companies that could be classified as mid-caps -- handily outperformed the narrow group of large growth stocks that had dominated for more than a year. The stock of metals manufacturer Alcoa, for example, soared 51% in April after the company reported strong earnings.

There were extensive changes to the S&P 500 this half, mostly the result of merger and acquisition activity. In all, 17 index slots changed hands during the first half of 1999 -- a large number historically but in line with the pace of the last few years. The second half of the 1990s has been characterized by an abundance of mergers, usually funded with company stock as successful companies have viewed their own high-priced shares


3
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-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/99                  6 Months           12 Months
--------------------------------------------------------------------------------
Equity Index 500 Fund                   12.17%              22.50%
S&P 500                                 12.38               22.76

as the most practical currency for acquisitions. Among the new merger announcements between S&P 500 companies this year, AT&T announced plans to buy MediaOne Group and AlliedSignal plans to buy Honeywell.

As has been the case for the last several years, the largest number of S&P additions came from the financial sector. Two regional banks, AmSouth and SouthTrust, the large insurance company AFLAC, and securities firm Paine Webber Group were all added. The remaining additions came from a variety of sectors, including two large retailers, Best Buy and Office Depot, utilities Florida Progress and CMS Energy, the pharmaceutical company Watson Pharmaceuticals, and the managed care company Wellpoint Health Networks.

A few additions were the result of corporate restructurings. For example, RJR Nabisco Holdings spun off its tobacco unit, resulting in the deletion of the old RJR from the index and the addition of the non-tobacco part of the company, Nabisco Holding Group, a maker of food products.

Correspondingly, most of the 17 deletions occurred as the result of merger and acquisition activity or corporate restructurings. One exception was Harnischfeger Industries, a manufacturer of mining and papermaking equipment. Harnischfeger filed for reorganization under Chapter 11 after becoming overextended during a period of acquisitions. The committee at Standard and Poor's responsible for constructing the S&P 500, has a policy of deleting companies when they file for bankruptcy.

[TOTAL EQUITY MARKET INDEX FUND]

The Total Equity Market Index Fund posted a return of 11.85% for the first half of 1999 and 19.60% for the past year. These returns were nearly identical to those of the Wilshire 5000. Steady cash flows increased the asset size of the fund, which in turn helped it track the Wilshire 5000 more closely.

The recent small- and mid-cap stock turnaround helped the Wilshire 5000 close in on the S&P over the last year. However, even though the market advance broadened in 1999, large-cap growth stocks garnered an ever-increasing weight in the index. To illustrate this, consider the following: as of June 30, 1999, the 20 largest stocks in the Wilshire 5000 -- which contains more than 7,000 companies -- composed a little over 27% of the


4
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------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/99               6 Months          12 Months
--------------------------------------------------------------------------------
Total Equity Market
Index Fund                           11.85%             19.60%
Wilshire 5000                        11.87              19.59


index's total market value. A year earlier, the 20 largest made up just over 22% of its market value. This trend primarily reflects appreciation in the large growth stocks, although consolidation among some very large companies also contributed. The sheer size of these companies has had and will have a profound effect on the performance of your fund.

A few of the current top-20 stocks had notably large returns over the last year. IBM posted a 126% gain on the strength of its efforts to provide businesses with Internet solutions. Cisco, the leading provider of routers and switching products for communications networks, had a 114% return, and Microsoft sustained its performance trend of the last several years with a 72% advance. These are amazing returns given the size of these companies.

Internet stocks also had an important effect on the fund. Although the Internet segment paused in the second quarter, giving back some of its spectacular rally, it remained a market leader. Among the household Internet names, America Online, Yahoo!, and Amazon.com returned 329%, 337%, and 276%, respectively, over the last year. In keeping with our strategy, we made an effort to keep our Internet weight in line with the index as the sector soared and to hold a representative sample of the myriad businesses in the field. However, we feel there is a touch of speculation in this area, and a decline in the sector could contribute negatively to performance in the future.

EXTENDED EQUITY MARKET INDEX FUND

------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 6/30/99               6 Months          12 Months
--------------------------------------------------------------------------------
Extended Equity Market
Index Fund                           11.25%             11.15%
Wilshire 4500                        11.35              10.55

After being in the doldrums for most of the last year, the Extended Equity Market Index Fund came to life in the second quarter, reflecting renewed interest in small- and mid-cap stocks. Its six-month results of 11.25% were fairly close to the Wilshire 4500, and 12-month returns of 11.15% were actually ahead of the benchmark. In general, we expect the fund to lag the Wilshire 4500 due to operating and management expenses and to trading costs that the index does not incur. The fund has enjoyed periods of superior performance, though, because of the modest tracking

5
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error involved in sampling a very large index (rather than trying to own in excess of 6,000 stocks). We have taken steps to reduce the tracking error as the fund has grown in size since, in general, tracking error is just as likely to produce underperformance relative to the index as outperformance.

Within the small- and mid-cap universe, many sectors advanced during the first half. Among the top-performing sectors were technology, energy, and telecommunications. In technology, communications equipment and semiconductor stocks did particularly well, with semiconductors rebounding from a slump and equipment companies benefiting from the rapid growth of the Internet. Similarly, telecommunications stocks have enjoyed strong returns as the nature of communications has changed dramatically over the last few years. In fact, as a group, these companies have grown and changed so greatly that we now track them as a separate group within the Wilshire indices, whereas they were once part of the broad utilities sector.

Many companies entered the Wilshire indices during the first half of 1999, encompassing both initial public offerings and spin-offs from existing companies. Several of the new companies were Internet-related as there was a huge rush to bring these companies public while their market was hot. One of the larger Internet companies to go public this year, in terms of market cap, was priceline.com, a company that allows buyers to name their own price for goods and services. Another notable new company in the index was Goldman Sachs Group, one of the oldest

------------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Percent of                                                           Extended
Equities                      Equity        Total Equity               Equity
As of 6/30/99              Index 500        Market Index         Market Index
--------------------------------------------------------------------------------
Basic Materials                 4.0%                3.9%                 3.5%
Business Services               0.9                 2.1                  6.3
Telecommunications              8.7                 7.7                  2.9
Retail                          6.5                 6.4                  5.2
Consumer
Nondurables                     7.9                 6.8                  3.7
Consumer
Discretionary                   5.0                 5.8                  8.0
Energy                          6.3                 4.9                  3.3
Financial                      16.1                17.2                 18.9
Health Care                    11.8                10.0                  6.5
Transportation                  0.9                 1.1                  1.5
Technology                     21.8                22.6                 25.0
Utilities                       2.2                 2.6                  3.8
Miscellaneous                   0.1                 0.1                  0.4
Industrial                      6.0                 5.6                  3.3
Durable Goods                   1.8                 3.2                  7.7
--------------------------------------------------------------------------------
Total                           100%                100%                 100%
and largest investment banks, which decided to go public after a long history as a limited partnership. As new companies show up in the index, we generally buy all of the largest and a sample of the smaller ones.

OUTLOOK

It is hard to argue with the underpinnings of this lengthy and determined bull market. Steady economic growth, tame inflation, and a vigilant Federal Reserve have combined with generous consumer spending to create a business environment in which companies of all sizes have regularly produced outstanding earnings. In this sense, the rally in inexpensive small- and mid-cap companies and value stocks was long overdue. On the other hand, many indices are trading at or near their all-time highs. High returns have produced high expectations, and a tendency toward increased volatility -- both in terms of up-and-down price fluctuation and rapid rotation among market sectors -- that is likely to continue.

The changes of the past several months have benefited active managers considerably relative to S&P 500 index funds. Actively managed portfolios tend to do better when small- and mid-cap stocks outperform since they often have more exposure to such stocks than the S&P 500 does. If the rally in small- and mid-cap stocks persists, active managers may regain some of the luster they have lost during the lengthy period of large-cap dominance. At the same time, index funds that invest in markets beyond the S&P, such as the Extended Equity Market Index and Total Equity Market Index funds, are likely to benefit from the trend as well.

Respectfully submitted,

/s/ Richard T. Whitney

Richard T. Whitney
Chairman of the Investment Advisory Committee

/s/ Kristen F. Culp

Kristen F. Culp
Executive Vice President

July 23, 1999

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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
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-----------------------------
THE EVOLVING S&P 5000 INDEX
--------------------------------------------------------------------------------

Changes in the index in 1999

Additions                                  Deletions
--------------------------------------------------------------------------------
McKessonHBOC                               HBO
SouthTrust                                 Oryx Energy
AmSouth                                    Tele-Communications
Century Telephone Enterprises              Rubbermaid
Kansas City Southern                       AMP
Watson Pharmaceuticals                     Aeroquip-Vickers
CMS Energy                                 UnionCamp
AFLAC                                      Meyer (Fred)
Delphi Automotive Systems                  Moore
PaineWebber Group                          Bankers Trust
WellPoint Health Networks                  Harnischfeger Industries
Nabisco Holding Group                      RJR Nabisco Holdings
Florida Progress                           Morton International
Office Depot                               American Stores
Network Appliance                          Ascend Communications
Best Buy                                   AirTouch Communications
Vulcan Materials                           Provident

8
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
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---------------------
PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                              Percent of
                                                              Net Assets
Equity Index 500 Fund                                            6/30/99
--------------------------------------------------------------------------------
Microsoft                                                           4.0%
GE                                                                  3.2
IBM                                                                 2.1
Wal-Mart                                                            1.9
Cisco Systems                                                       1.8
--------------------------------------------------------------------------------
Lucent Technologies                                                 1.8
Intel                                                               1.7
Exxon                                                               1.6
AT&T                                                                1.6
Merck                                                               1.5
--------------------------------------------------------------------------------
MCI WorldCom                                                        1.4
Citigroup                                                           1.4
Coca-Cola                                                           1.3
American International Group                                        1.3
Pfizer                                                              1.2
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                                1.2
Johnson & Johnson                                                   1.2
Royal Dutch Petroleum                                               1.1
Bank of America                                                     1.1
America Online                                                      1.0
--------------------------------------------------------------------------------
Procter & Gamble                                                    1.0
SBC Communications                                                  1.0
Hewlett-Packard                                                     0.9
Bell Atlantic                                                       0.9
Philip Morris                                                       0.9
--------------------------------------------------------------------------------
Total                                                              38.1%

Note: Table excludes reserves.

9
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
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----------------------
PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
Total Equity Market Index Fund                                           6/30/99
--------------------------------------------------------------------------------
Microsoft                                                                   3.2%
GE                                                                          2.5
IBM                                                                         1.6
Wal-Mart                                                                    1.5
Lucent Technologies                                                         1.4
--------------------------------------------------------------------------------
Cisco Systems                                                               1.4
Intel                                                                       1.4
Exxon                                                                       1.3
AT&T                                                                        1.2
Merck                                                                       1.2
--------------------------------------------------------------------------------
MCI WorldCom                                                                1.1
Citigroup                                                                   1.1
Coca-Cola                                                                   1.1
American International Group                                                1.0
Bristol-Myers Squibb                                                        0.9
--------------------------------------------------------------------------------
Pfizer                                                                      0.9
Johnson & Johnson                                                           0.9
Bank of America                                                             0.9
America Online                                                              0.8
Procter & Gamble                                                            0.8
--------------------------------------------------------------------------------
SBC Communications                                                          0.8
Hewlett-Packard                                                             0.7
Bell Atlantic                                                               0.7
Berkshire Hathaway                                                          0.7
Philip Morris                                                               0.7
--------------------------------------------------------------------------------
Total                                                                      29.8%

Note: Table excludes reserves.

10
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
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----------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
Extended Equity Market Index Fund                                       6/30/99
--------------------------------------------------------------------------------
Berkshire Hathaway                                                         2.9%
Yahoo!                                                                     1.0
Goldman Sachs Group                                                        0.9
Qwest Communications International                                         0.6
QUALCOMM                                                                   0.6
--------------------------------------------------------------------------------
Amazon.com                                                                 0.6
Level 3 Communications                                                     0.6
Cox Communications                                                         0.5
At Home                                                                    0.5
e-Bay                                                                      0.5
--------------------------------------------------------------------------------
priceline.com                                                              0.5
Equitable Companies                                                        0.4
Intimate Brands                                                            0.3
Biogen                                                                     0.3
CMG Information Services                                                   0.3
--------------------------------------------------------------------------------
Immunex                                                                    0.3
Linear Technology                                                          0.3
Maxim Integrated Products                                                  0.3
Lexmark International                                                      0.3
E*TRADE                                                                    0.3
--------------------------------------------------------------------------------
Xilinx                                                                     0.3
Knight/Trimark Group                                                       0.2
Analog Devices                                                             0.2
Cablevision Systems                                                        0.2
Republic Industries                                                        0.2
--------------------------------------------------------------------------------
Total                                                                     13.1%

Note: Table excludes reserves.

11
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
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------------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

EQUITY INDEX 500 FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                S&P 500 STOCK INDEX             EQUITY INDEX 500 FUND

3/30/90                10,000                          10,000
6/90                   10,629                          10,680
6/91                   11,415                          11,403
6/92                   12,946                          12,857
6/93                   14,711                          14,510
6/94                   14,917                          14,659
6/95                   18,807                          18,428
6/96                   23,696                          23,155
6/97                   31,919                          31,094
6/98                   41,547                          40,331
6/99                   51,001                          49,405


TOTAL EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                   WILSHIRE 5000 INDEX         TOTAL EQUITY MARKET INDEX FUND

1/30/98                   10,000                           10,000
6/98                      11,484                           11,521
6/99                      13,734                           13,779

12
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T. ROWE PRICE EQUITY MARKET INDEX FUNDS
--------------------------------------------------------------------------------


-----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

EXTENDED EQUITY MARKET INDEX FUND
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    WILSHIRE 4500 INDEX        EXTENDED EQUITY MARKET INDEX FUND

1/30/98                    10,000                            10,000
6/98                       11,099                            11,240
6/99                       12,271                            12,493

-------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                                                    Since       Inception
Periods Ended 6/30/99                         1 Year     5 Years   10 Years     Inception            Date
---------------------------------------------------------------------------------------------------------
Equity Index 500 Fund                          22.50%      27.51%         -          18.85%       3/30/90
Total Equity Market Index Fund                 19.60           -          -          25.47        1/30/98
Extended Equity Market Index Fund              11.15           -          -          17.07        1/30/98

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(R): 1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a brokerage account
or obtain information, call:
1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

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Invest With Conodence(R)
[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.